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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 17, 2002



                             HEWLETT-PACKARD COMPANY
             (Exact name of Registrant as specified in its charter)


           DELAWARE                             1-4423                     94-1081436
(State of other jurisdiction of        (Commission File Number)          (I.R.S. Employee
 incorporation or organization)                                       Identification Number)

                               3000 HANOVER STREET
                               PALO ALTO, CA 94034
                    (Address of principal executive offices)

                                 (650) 857-1501
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

On April 17, 2002, Hewlett-Packard Company, a Delaware corporation (the "Company"), issued a press release announcing the results of the preliminary tally of votes by the independent inspector of elections in connection with HP's proposed issuance of shares as a part of its pending merger transaction with Compaq Computer Corporation. A copy of this press release is attached as an exhibit to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         99.1     Press release of Hewlett-Packard Company, issued on April 17,
                  2002.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 HEWLETT-PACKARD COMPANY


Date:  April 17, 2002                            By:  /s/  Charles N. Charnas
                                                      ------------------------
                                                        Charles N. Charnas
                                                        Assistant Secretary


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                                  EXHIBIT INDEX

 99.1     Press release of Hewlett-Packard Company, issued on April 17, 2002.


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